UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 21, 2017

Columbia Property Trust, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-36113

MD	20-0068852
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1170 Peachtree Street NE, Suite 600
Atlanta, GA 30309
(Address of principal executive offices, including zip code)

(404) 465-2200
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.    Other Events.
Columbia Property Trust, Inc. (the "Parent") is the general partner of Columbia Property Trust Operating Partnership, L.P. (the "Operating Partnership"), owns its assets and conducts its operations through the Operating Partnership and subsidiaries of the Operating Partnership. The Parent, the Operating Partnership and their subsidiaries are collectively referred to in this report as the "Company."
On October 11, 2017, the Company acquired a 55% equity interest in a new joint venture, which simultaneously acquired 1800 M Street, a 10-story, 580,930-square-foot office building in Washington, D.C. (the "1800 M Street Building"). The Company acquired its 55% equity interest for $231.6 million, exclusive of purchase price adjustments and transaction costs. The purchase price was funded with cash on hand and borrowings under the Company's line of credit.
Item 9.01.     Financial Statements and Exhibits.
(a) Financial Statements. The following financial statements of 1800 M Street Building and the Company are submitted at the end of this Form 8-K and are filed herewith and incorporated herein by reference.
(b) Pro Forma Financial Information. See Paragraph (a) above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Columbia Property Trust, Inc.

Dated: December 21, 2017	By:	/s/ James A. Fleming
James A. Fleming
Executive Vice President and Chief Financial Officer

INDEPENDENT AUDITOR’S REPORT
To the Stockholders and Board of Directors of
Columbia Property Trust, Inc.
Atlanta, Georgia
We have audited the accompanying statement of revenues and certain operating expenses of 1800 M Street Building for the year ended December 31, 2016, and the related notes to the statement of revenues and certain operating expenses.
Management’s Responsibility for the Statement of Revenues and Certain Operating Expenses
Management is responsible for the preparation and fair presentation of the statement of revenues and certain operating expenses in conformity with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the statement of revenues and certain operating expenses that are free from material misstatement, whether due to fraud or error.
Auditor’s Responsibility
Our responsibility is to express an opinion on the statement of revenues and certain operating expenses based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain operating expenses is free from material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statement of revenues and certain operating expenses. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the statement of revenues and certain operating expenses, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the statement of revenues and certain operating expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain operating expenses.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the statement of revenues and certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses described in Note 2 of 1800 M Street Building’s statement of revenues and certain operating expenses for the year ended December 31, 2016, in conformity with U.S. generally accepted accounting principles.
Emphasis of Matter
We draw attention to Note 2 to the statement of revenues and certain operating expenses, which describes that the accompanying statement of revenues and certain operating expenses was prepared for the purpose of complying with the rules and regulations under Rule 3-14 of Regulation S-X of the Securities and Exchange Commission (for inclusion in the Form 8-K of Columbia Property Trust, Inc.) and is not intended to be a complete presentation of 1800 M Street Building’s revenues and expenses. Our opinion is not modified with respect to this matter.
/s/ Moore, Colson & Co., P.C.
Marietta, Georgia
December 21, 2017

1800 M Street Building
Statements of Revenues and Certain Operating Expenses
For the Nine Months Ended September 30, 2017 (unaudited)
And the Year Ended December 31, 2016

	Nine Months Ended September 30, 2017 (unaudited)	Year Ended December 31, 2016
Revenues:
Rental revenue	$21,043,381	$24,085,668
Reimbursement revenue	956,569	978,667
Other income	1,188,153	1,474,156
Total revenues	23,188,103	26,538,491
Certain Operating Expenses:
Real estate and other taxes	4,461,551	5,553,324
Utilities	1,254,078	1,472,452
Repairs and maintenance	904,342	1,109,181
Cleaning	708,815	799,266
Security	404,256	567,245
Administrative	370,825	456,663
Management fees	252,070	251,984
Insurance	95,016	125,806
Other	41,995	52,532
Total expenses	8,492,948	10,388,453
Revenues over certain operating expenses	$14,695,155	$16,150,038

See accompanying notes to Statements of Revenues and Certain Operating Expenses.

1800 M Street Building
Notes to Statements of Revenues and Certain Operating Expenses

1.     Description of Real Estate Property Acquired
On October 11, 2017, a joint venture between Columbia Property Trust, Inc. (“Columbia”) and Allianz Real Estate of America LLC (which may be referred to herein as the "the Company," "we," "our" or "us"), purchased a 10-story, 580,930-square-foot building in the Washington, D.C.’s Golden Triangle district (the "1800 M Street Building") for a gross sales price of $421.0 million. Columbia owns a 55% stake in the Company and as the general partner will oversee the asset and property management of the 1800 M Street Building.
The 1800 M Street Building was originally built in 1975, with a major renovation including lobby and other common areas and the construction of a fitness center and roof deck completed between 2011 and 2013. The 1800 M Street Building was purchased from PGIM, an affiliate of Prudential Financial, which is not affiliated with the Company.
2.     Basis of Accounting
The accompanying Statements of Revenues and Certain Operating Expenses are presented in conformity with accounting principles generally accepted in the United States and in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, the statements exclude certain historical expenses that are not comparable to the proposed future operations of the property such as certain ancillary income, amortization, depreciation, interest, and corporate expenses. Therefore, the statements will not be comparable to the statements of operations of the 1800 M Street Building after its acquisition by the Company.
3.     Significant Accounting Policies
Revenues
Rental revenue is recognized on a straight-line basis over the terms of the related leases. The excess of rental income recognized over the amounts due pursuant to the lease terms is recorded as straight-line rent receivable. The adjustment to straight-line rent receivable increased rental revenue by $5,582,234 for the nine months ended September 30, 2017 (unaudited), and $7,983,335 for the year ended December 31, 2016.
Use of Estimates
The preparation of the Statements of Revenues and Certain Operating Expenses in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of revenues and certain operating expenses during the reporting period. Actual results could differ from those estimates.
4.     Description of Leasing Arrangements
As of December 31, 2016, the 1800 M Street Building was 86% leased to thirty-two tenants, including the largest, Berkeley Research Group, LLC (approximately 10%). As of September 30, 2017, the 1800 M Street Building was 94% leased to thirty-four tenants.
Berkeley Research Group, LLC is a leading global strategic advisory and expert consulting firm that provides independent advice, data analytics, authoritative studies, expert testimony, investigations, and regulatory and dispute consulting to Fortune 500 corporations, financial institutions, government agencies, major law firms, and regulatory bodies around the world. The firm specializes in economics and finance, data analytics and statistics, and public policy in a variety of sectors including healthcare, banking, information technology, energy, construction, and real estate. Founded in 2010, Berkeley Research Group, LLC has roughly 1,500 employees and more than 40 office locations in 15 different countries. The lease with Berkeley Research Group, LLC expires in June 2025, with an option to extend.

5.     Future Minimum Rental Commitments
As of December 31, 2016, future minimum rental commitments are as follows:

For the years ended December 31:
2017	$21,303,041
2018	26,085,042
2019	29,172,842
2020	30,780,180
2021	31,374,249
Thereafter	165,473,127
$304,188,481
Based on the leases that were in place as of December 31, 2016, for the years ended December 31, 2017, 2018, 2019, 2020, 2021, and thereafter, Berkeley Research Group, LLC. contributes 15%, 13%, 12%, 11%, 11%, and 8%, respectively, to future minimum rental commitments.
6.    Interim Unaudited Financial Information
The Statement of Revenues and Certain Operating Expenses for the nine months ended September 30, 2017, is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal, recurring adjustments) necessary for the fair presentation of the financial statement for the interim period have been included. The results of the interim period are not necessarily indicative of the results to be obtained for a full fiscal year.
7.     Subsequent Events
Subsequent events related to the 1800 M Street Building have been evaluated through December 21, 2017, which is the date the Statements of Revenues and Certain Operating Expenses were available to be issued. All subsequent events, if any, requiring recognition as of September 30, 2017 and December 31, 2016, have been incorporated into the Statements of Revenues and Certain Operating Expenses or disclosed in the notes to the Statements of Revenues and Certain Operating Expenses.

COLUMBIA PROPERTY TRUST, INC.
Summary of Unaudited Pro Forma Financial Statements

This pro forma information should be read in conjunction with the consolidated financial statements and notes thereto of Columbia Property Trust, Inc. ("Columbia Property Trust" or the "Company") included in its annual report filed on Form 10-K for the twelve months ended December 31, 2016, and its quarterly report on Form 10-Q for the nine months ended September 30, 2017. In addition, this pro forma information should be read in conjunction with the financial statements and notes thereto of the acquired property included in this current report on Form 8-K.
On October 11, 2017, Columbia Property Trust acquired acquired a 55% interest in a new joint venture, which simultaneously acquired 1800 M Street, a 10-story, 580,930-square-foot office building in Washington, D.C. (the "1800 M Street Joint Venture"). The Company acquired its 55% equity interest for $231.6 million, exclusive of purchase price adjustments and transaction costs. The purchase price was funded with cash on hand and borrowings under the Company's line of credit.
Additionally, on October 11, 2017, Columbia Property Trust acquired 245-249 West 17th Street, two interconnected 12- and 6-story buildings totaling 281,294 square feet of office and retail space, and 218 West 18th Street, a 12-story, 165,670-square-foot office building, both in New York (the "New York Acquisitions"). These buildings were acquired for $514.1 million, exclusive of purchase price adjustments. The purchase price was funded with cash on hand and borrowings under the Company's line of credit.
The following unaudited pro forma balance sheet as of September 30, 2017, has been prepared in conformity with U.S. generally accepted accounting principles to give effect to the acquisition of the Company's 55% equity interest in the 1800 M Street Joint Venture and the New York Acquisitions as if the transactions occurred on September 30, 2017. The following unaudited pro forma statements of operations for the nine months ended September 30, 2017, and for the twelve months ended December 31, 2016, have been prepared to give effect to the acquisition of the Company's 55% equity interest in the 1800 M Street Joint Venture and the New York Acquisitions as if the transactions occurred on January 1, 2016.
These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisition of the Company's 55% equity interest in the 1800 M Street Joint Venture and the New York Acquisitions been consummated as of January 1, 2016, or as of September 30, 2017.

COLUMBIA PROPERTY TRUST, INC.
PRO FORMA BALANCE SHEET
SEPTEMBER 30, 2017
(in thousands, unaudited)

ASSETS

		New York Acquisitions			1800 M Street Joint Venture
	Columbia Property Trust, Inc. Historical (a)	New York Acquisitions Pro Forma Adjustments		Pro Forma Subtotal	1800 M Street Joint Venture Pro Forma Adjustments		Pro Forma Total
Assets:
Real estate assets, at cost:
Land	$609,110	$156,985	(b)	$766,095	$—		$766,095
Buildings and improvements, less accumulated depreciation	1,704,630	321,067	(b)	2,025,697	—		2,025,697
Intangible lease assets, less accumulated amortization	164,699	39,528	(b)	204,227	—		204,227
Construction in progress	49,255	—		49,255	—		49,255
Total real estate assets	2,527,694	517,580		3,045,274	—		3,045,274
Investment in unconsolidated joint ventures	698,105	—		698,105	240,362	(e)	938,467
Cash and cash equivalents	382,730	(355,921)	(c)	26,809	(362)	(c)	26,447
Tenant receivables, net of allowance for doubtful accounts	2,814	—		2,814	—		2,814
Straight line rent receivable	80,128	—		80,128	—		80,128
Prepaid expenses and other assets	75,802	(25,000)	(d)	50,802	(15,000)	(d)	35,802
Intangible lease origination costs, less accumulated amortization	28,067	—		28,067	—		28,067
Deferred lease costs, less accumulated amortization	127,940	17,230	(b)	145,170	—		145,170
Investment in development authority bonds	120,000	—		120,000	—		120,000
Total assets	$4,043,280	$153,889		$4,197,169	$225,000		$4,422,169

(a)	Historical financial information derived from Columbia Property Trust's quarterly report on Form 10-Q as of September 30, 2017.

(b)
Reflects the purchase price allocation for the properties acquired by Columbia Property Trust in connection with the New York Acquisitions, based on attributes of the acquired properties, in-place leases, and recent transactions involving similar properties in the New York market.

(c)	Represents the portion of the price and related expenses assumed to be funded with cash on hand based on the assumptions outlined herein.

(d)	Represents earnest money paid prior to September 30, 2017, which was applied to the New York Acquisitions and the 1800 M Street Joint Venture, respectively, at closing.

(e)	Reflects the purchase price for a 55% equity interest in the 1800 M Street Joint Venture.

COLUMBIA PROPERTY TRUST, INC.
PRO FORMA BALANCE SHEET
SEPTEMBER 30, 2017
(in thousands, unaudited)

LIABILITIES & EQUITY

		New York Acquisitions			1800 M Street Joint Venture
	Columbia Property Trust, Inc. Historical(a)	New York Acquisitions Pro Forma Adjustments		Pro Forma Subtotal	1800 M Street Joint Venture Pro Forma Adjustments		Pro Forma Total
Liabilities:
Line of credit and notes payable, net	$520,367	$135,000	(b)	$655,367	$225,000	(b)	$880,367
Bonds payable, net	693,562	—		693,562	—		693,562
Accounts payable, accrued expenses, and accrued capital expenditures	129,802	—		129,802	—		129,802
Deferred income	15,756	—		15,756	—		15,756
Intangible lease liabilities, less accumulated amortization	9,891	18,889	(c)	28,780	—		28,780
Obligations under capital leases	120,000	—		120,000	—		120,000
Total liabilities	1,489,378	153,889		1,643,267	225,000		1,868,267
Commitments and Contingencies	—	—		—			—
Equity:
Common stock, $0.01 par value, 225,000,000 shares authorized, 119,803,608 shares issued and outstanding as of September 30, 2017	1,198	—		1,198	—		1,198
Additional paid-in capital	4,485,368	—		4,485,368	—		4,485,368
Cumulative distributions in excess of earnings	(1,931,927)	—		(1,931,927)	—		(1,931,927)
Cumulative other comprehensive loss	(737)	—		(737)	—		(737)
Total equity	2,553,902	—		2,553,902	—		2,553,902
Total liabilities and equity	$4,043,280	$153,889		$4,197,169	225,000		$4,422,169

(a)	Historical financial information derived from Columbia Property Trust's quarterly report on Form 10-Q as of September 30, 2017.

(b)
Represents the allocated amount drawn under the Company's line of credit for the purchase of the New York Acquisitions and the purchase of the Company's 55% interest in the 1800 M Street Joint Venture. The line of credit has a capacity of $500 million and matures on July 31, 2019, with two six-month extension options (the "Revolving Credit Facility"). Amounts outstanding under the Revolving Credit Facility bear interest at LIBOR, plus an applicable margin ranging from 0.875% to 1.55% for LIBOR-based borrowings, or an alternate base rate, plus an applicable margin ranging from 0.00% to 0.55% for base-rate borrowings, based on the Company's applicable credit rating. The per annum facility fee on the aggregate revolving commitment (used or unused) ranges from 0.125% to 0.300%, also based on the Company's applicable credit rating. Additionally, the Company has the ability to increase the capacity of the Revolving Credit Facility and its $300 Million Term Loan by an aggregate amount of up to $400.0 million on four occasions, subject to certain limitations.

(c)
Reflects the purchase price allocation to below-market intangible lease liabilities acquired by Columbia Property Trust in connection with the New York Acquisitions, based on attributes of the New York Acquisitions, in-place leases, and recent transactions involving similar properties in the New York market.

COLUMBIA PROPERTY TRUST, INC.
PRO FORMA STATEMENT OF OPERATIONS
NINE MONTHS ENDED SEPTEMBER 30, 2017
(in thousands, unaudited)

		New York Acquisitions					1800 M Street Joint Venture
	Columbia Property Trust, Inc. Historical(a)	New York Acquisitions Historical(b)		New York Acquisitions Pro Forma Adjustments		Pro Forma Subtotal	1800 M Street Joint Venture Pro Forma Adjustments		Pro Forma Total
Revenues:
Rental income	$193,309	$24,531	(c)	$2,014	(h)	$219,854	$—		$219,854
Tenant reimbursements	18,609	2,256	(d)	—		20,865	—		20,865
Hotel income	1,339	—		—		1,339	—		1,339
Asset and property management fee income	2,126	—		—		2,126	—		2,126
Other property income	1,992	—		—		1,992	—		1,992
	217,375	26,787		2,014		246,176	—		246,176
Expenses:
Property operating costs	64,503	5,970	(e)	—		70,473	—		70,473
Hotel operating costs	2,085	—		—		2,085	—		2,085
Asset and property management fee expenses	717	283	(f)	—		1,000	—		1,000
Depreciation	60,529	—		7,741	(i)	68,270	—		68,270
Amortization	24,518	—		5,562	(j)	30,080	—		30,080
General and administrative	25,003	111	(g)	—		25,114	—		25,114
Acquisition expenses	713	—		—		713	—		713
	178,068	6,364		13,303		197,735	—		197,735
Real estate operating income (loss)	39,307	20,423		(11,289)		48,441	—		48,441
Other income (expense):									—
Interest expense	(44,308)	—		(2,238)	(k)	(46,546)	(3,729)	(k)	(50,275)
Interest and other income	7,668	—		—		7,668	—		7,668
Loss on early extinguishment of debt	(325)	—		—		(325)	—		(325)
	(36,965)	—		(2,238)		(39,203)	(3,729)		(42,932)
Income before income taxes, unconsolidated joint ventures, and sales of real estate:	2,342	20,423		(13,527)		9,238	(3,729)		5,509
Income tax expense	378	—		—		378	—		378
Income (loss) from unconsolidated joint ventures	(849)	—		—		(849)	8,082	(l)
							(7,192)	(m)	41
Income (loss) before sales of real estate assets	1,871	20,423		(13,527)		8,767	(2,839)		5,928
Gains on sales of real estate assets	175,518	—		—		175,518	—		175,518
Net income	$177,389	$20,423		$(13,527)		$184,285	$(2,839)		$181,446
Net income per share - basic	$1.46					$1.52			$1.49
Weighted average common shares outstanding - basic	121,270					121,270			121,270
Net income per share - diluted	$1.46					$1.52			$1.49
Weighted average common shares outstanding - diluted	121,458					121,458			121,458

(a)	Historical financial information derived from Columbia Property Trust's quarterly report on Form 10-Q for the nine months ended September 30, 2017.

(b)
Historical financial information derived from the New York Acquisitions Statement of Revenues over Certain Expenses for the nine months ended September 30, 2017, contained in the report on Form 8-K as filed on December 21, 2017.

(c)
Rental income consists primarily of base rent pursuant to leases in place for the periods presented. Base rent is recognized on a straight-line basis beginning on the pro forma acquisition date of January 1, 2016.

(d)	Consists of reimbursements for property operating costs pursuant to the leases in place for the periods presented.

(e)	Consists of property operating expenses, primarily related to real estate taxes, insurance, utilities, and maintenance and support services.

(f)	Consists of property management fees incurred for oversight of the day-to-day operations of the property.

(g)	Consists primarily of professional fees related to various projects at the property.

(h)	Consists of adjustments for the amortization of the net (above) below market in-place leases acquired with the New York Acquisitions.

(i)
Depreciation expense is calculated using the straight-line method based on the purchase price allocated to building over a 40-year life; depreciation expense related to tenant improvements is calculated over the average remaining life of in-place leases.

(j)	Amortization of other in-place lease intangibles is recognized using the straight-line method over approximately 8.3 years, the average remaining life of in-place leases.

(k)	Interest expense relates to additional borrowings on the Revolving Credit Facility using the LIBOR rate of 2.21%.

(l)
Reflects the Company's 55% equity interest in the historical revenues over certain expenses, as shown on the Statement of Revenues over Certain Expenses for the nine months ended September 30, 2017, contained in the current report on Form 8-K

(m)
Reflects the Company's 55% equity interest in (1) depreciation expense, calculated using a straight-line method, for buildings over a 40-year life and for tenant improvements over the average remaining life of in-place leases; and (2) amortization of other in-place lease intangibles, which is recognized using the straight-line method over approximately 8.9 years, the average remaining life of in-place leases.

COLUMBIA PROPERTY TRUST, INC.
PRO FORMA STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2016
(in thousands, unaudited)

		New York Acquisitions					1800 M Street Joint Venture
	Columbia Property Trust, Inc. Historical(a)	New York Acquisitions Historical(b)		New York Acquisitions Pro Forma Adjustments		Pro Forma Subtotal	1800 M Street Joint Venture Pro Forma Adjustments		Pro Forma Total
Revenues:
Rental income	$366,186	$32,699	(c)	$2,686	(h)	$401,571	$—		$401,571
Tenant reimbursements	69,770	2,108	(d)	—		71,878	—		71,878
Hotel income	22,661	—		—		22,661	—		22,661
Asset and property management fee income	2,122	—		—		2,122	—		2,122
Other property income	12,804	157		—		12,961	—		12,961
	473,543	34,964		2,686		511,193	—		511,193
Expenses:
Property operating costs	154,968	7,481	(e)	—		162,449	—		162,449
Hotel operating costs	18,686	—		—		18,686	—		18,686
Asset and property management fee expenses	1,415	99	(f)	—		1,514	—		1,514
Depreciation	108,543	—		10,321	(i)	118,864	—		118,864
Amortization	56,775	—		7,416	(j)	64,191	—		64,191
General and administrative	33,876	206	(g)	—		34,082	—		34,082
	374,263	7,786		17,737		399,786	—		399,786
Real estate operating income (loss)	99,280	27,178		(15,051)		111,407	—		111,407
Other income (expense):
Interest expense	(67,609)	—		(2,984)	(k)	(70,593)	(4,973)	(k)	(75,566)
Interest and other income	7,288	—		—		7,288	—		7,288
Loss on early extinguishment of debt	(18,997)	—		—		(18,997)	—		(18,997)
	(79,318)	—		(2,984)		(82,302)	(4,973)		(87,275)
Income before income taxes, unconsolidated joint ventures, and sales of real estate:	19,962	27,178		(18,035)		29,105	(4,973)		24,132
Income tax expense	(445)	—		—		(445)	—		(445)
Income (loss) from unconsolidated joint ventures	(7,561)	—		—		(7,561)	8,883	(l)
							(9,589)	(m)	(8,267)
Income (loss) before sales of real estate assets	11,956	27,178		(18,035)		21,099	(5,679)		15,420
Gains on sales of real estate assets	72,325	—		—		72,325	—		72,325
Net income	$84,281	$27,178		$(18,035)		$93,424	$(5,679)		$87,745
Net income per share - basic	$0.68					$0.76			$0.71
Weighted average common shares outstanding - basic	123,130					123,130			123,130
Net income per share - diluted	$0.68					$0.76			$0.71
Weighted average common shares outstanding - diluted	123,228					123,228			123,228

(a)	Historical financial information derived from Columbia Property Trust's quarterly report on Form 10-K for the year ended December 31, 2017.

(b)
Historical financial information derived from the New York Acquisitions Statement of Revenues over Certain Expenses for the year ended December 31, 2016, contained in the report on Form 8-K as filed on December 21, 2017.

(c)
Rental income consists primarily of base rent pursuant to leases in place for the periods presented. Base rent is recognized on a straight-line basis beginning on the pro forma acquisition date of January 1, 2016.

(d)	Consists of reimbursements for property operating costs pursuant to the leases in place for the periods presented.

(e)	Consists of property operating expenses, primarily related to real estate taxes, insurance, utilities, and maintenance and support services.

(f)	Consists of property management fees incurred for oversight of the day-to-day operations of the property.

(g)	Consists primarily of professional fees related to various projects at the property.

(h)	Consists of adjustments for the amortization of the net (above) below market lease assets in place leases acquired with the New York Acquisitions.

(i)
Depreciation expense is calculated using the straight-line method based on the purchase price allocated to building over a 40-year life; depreciation expense related to tenant improvements is calculated over the average remaining life of in-place leases.

(j)	Amortization of other in-place lease intangibles is recognized using the straight-line method over approximately 8.3 years, the average remaining life of in-place leases.

(k)	Interest expense relates to additional borrowings on the Revolving Credit Facility using the LIBOR rate of 2.21%.

(l)
Reflects the Company's 55% equity interest in the historical revenues over certain expenses, as shown on the Statement of Revenues over Certain Expenses for the year ended December 31, 2016, contained in the current report on Form 8-K

(m)
Reflects the Company's 55% equity interest in (1) depreciation expense, calculated using a straight-line method, for buildings over a 40-year life and for tenant improvements over the average remaining life of in-place leases; and (2) amortization of other in-place lease intangibles, which is recognized using the straight-line method over approximately 8.9 years, the average remaining life of in-place leases.